SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): January 30,
                              2003


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215              22-1024240

(State or other             Commission        (I.R.S. Employer
jurisdiction                File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400
Item 5.   Other Events.

On  April 2, 2004, Cordis Cardiology, a Division of Cordis
Corporation, a Johnson & Johnson company, issued a press Release reporting that it received a warning letter from the U.S. Food and Drug Administration (FDA) regarding FDA's observations concerning the Good Manufacturing Practice (GMP) regulations.

Exhibit No.       Description of Exhibit

99.17     Press Release dated April 2, 2004.


                            SIGNATURE



Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: April 5, 2004           By: /s/ Michael H. Ullmann
                              Michael H. Ullmann
                              Corporate Secretary